Exhibit 4.1

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                                    INCORPORATED UNDER THE LAWS OF
                                                 UTAH


NUMBER                                                                    SHARES

                                  TERRA SYSTEMS, INC.

                        100,000,000 Shares - Par Value $0.001 PER SHARE CUSIP ___________


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THIS CERTIFIES THAT

is the registered holder of

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FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A VOTING COMMON
STOCK, NO PAR
VALUE, OF

 ====================================TERRA SYSTEMS,
INC.=======================

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly Authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ______ A.D. ______.

                              AUTHORIZED SIGNATURE

Dated:                         TERRA SYSTEMS, INC.
                                    CORPORATE
/s/ Lloyd McEwan                    SEAL                    /s/ Clayton Timothy



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TREASURER                           UTAH                               PRESIDENT
                                     [SEAL]

COUNTERSIGNED AND REGISTERED:
ATLAS STOCK TRANSFER
TRANSFER AGENT AND REGISTRAR
BY
   AUTHORIZED SIGNATURE


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REVERSE OF CERTIFICATE:

                                   TERRA SYSTEMS, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common UNIF GIFT MIN ACT --_______ Custodian TEN ENT -- as tenants by the entireties (Cust) JT TEN -- as joint tenants with right of ________ under Uniform Gifts
           survivorship and not as tenants      (Minor)
           in common                          to Minors Act_________________
                                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)
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shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated_______________________________________


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                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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THE  SIGNATURE(S)  SHOULD BE  GUARANTEED  BY AN ELIGIBLE  GUARANTOR
INSTITUTION
(BANKS,  STOCKBROKERS,  SAVINGS  AND LOAN  ASSOCIATIONS  AND CREDIT
UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE  MEDALLION
PROGRAM),  PURSUANT TO
SEC RULE 17Ad-15.




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